UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2018

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Road, Suite 704 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 28, 2018, Blink Charging Co. (the “Company”) provided notice to The NASDAQ Stock Market (“NASDAQ”) that, effective June 30, 2018, the Company would no longer comply with NASDAQ’s independent director and audit committee requirements due to the resignation of Andrew Shapiro from the Company’s Board of Directors and Audit Committee. As previously disclosed, Mr. Shapiro resigned from the Board of Directors of the Company and its Audit Committee effective June 30, 2018, and the resulting vacancy on each of the Board of Directors and Audit Committee has not yet been filled. Mr. Shapiro was an “Independent Director,” as defined in NASDAQ Listing Rule 5605(a)(2). As a result, a majority of the Company’s Board of Directors and its Audit Committee is no longer comprised of Independent Directors as required by Listing Rule 5605.

On July 13, 2018, NASDAQ delivered a notice to the Company acknowledging the Company’s non-compliance with the NASDAQ independent director and audit committee requirements described above and advising that, in accordance with Listing Rules 5605(b)(1)(A) and 5605(c)(4), NASDAQ has provided the Company with a cure period in which to regain compliance therewith. As set forth in NASDAQ’s July 13, 2018 notice, the Company must regain compliance with Listing Rule 5605(b)(1) and Rule 5605(c)(4) by: (a) the earlier of the Company’s next annual stockholders’ meeting or June 30, 2019; or (b) if the next annual stockholders’ meeting is held before December 27, 2018, then the Company must evidence compliance no later than December 27, 2018.

The Company intends to regain compliance with Listing Rule 5605(b)(1) and Rule 5605(c)(4) on or before its next annual meeting of stockholders, which the Company intends to hold in September 2018.

Cautionary Statement Regarding Forward Looking Information

Statements in this current report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that may involve material risks and uncertainties. The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made. For a full discussion of risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: July 18, 2018	By:	/s/ Michael J. Calise
	Name:	Michael J. Calise
	Title:	Chief Executive Officer